UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Modem Media, Inc.

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Filed by Modem Media, Inc. pursuant to Rule 14a-12 of the Securities and Exchange Act

     The following is the presentation given by Modem Media’s Chief Executive Officer, Marc Particelli, and its Chief Financial Officer, Frank Connelly, at the Roth Capital Partners New York Conference on September 13, 2004:

Modem Media, Inc. Roth Capital Partners New York Conference September 13, 2004

Key Considerations o Long-standing relationships with blue-chip clients o Track record of innovation and results o Powerful industry dynamics o Multiple avenues for growth o Solid profitability

Blue-Chip Clients

Heineken AOL Unilever Delta
Spiegel, Applied Biosystems, Charles Schwab
BUPA, BRAUN, IBM, Royal Caribbean International
Sprint, Wyeth, Philips, The Home Depot
HP, Alliance Leicester, Allianz, Marriott, MeadWestvaco, Kraft
Michelin, GM, PriceWaterhouseCoopers

 Long Standing Client Relationships

 Client                      Years               Number of Units
 Delta                         9                        4
 Kraft                         8                        8
 IBM                           7                        5
 Unilever                      7                        1
 GM                            6                        4
 Philips                       5                        1
 Michelin                      4                        3
 HP                            3                        5
 Sprint                        2                        1

Modem Media Service Architecture

Comprehensive Interactive Marketing Services

Planning > Web Sites > Programs
25% of revenues 35%-40% of revenues 35%-40% of revenues

Ability to deliver creative concepts and quantifiable execution

Modem Media Service Architecture
Planning
o Business strategy & planning
o Interactive marketing strategy
o Customer research
o Web architecture analysis
o Media effectiveness
o Online measurement planning

Modem Media Service Architecture
Web Sites
o Functional and creative prototyping and specifications
o Creative development
o User experience design
o Technical architecture design
o Information architecture
o Database design and development
o Presentation layer code development

Modem Media Service Architecture o Programs o Internet advertising o E-mail o Search o Online promotions o Wireless o Direct mail

Modem Media Service Architecture Planning > Web Sites > Programs > OPTIMIZE Drives Long-term Relationships Ability to deliver creative concepts and quantifiable execution

Differentiating Factors O Industry pioneer - founded in 1987 O Track record of "firsts" O Technological expertise combined with creative focus O Results-driven model

Modem Media Growth Opportunities o Renewed industry strength o Increase business with existing customers o Strong pipeline of potential new business o Expand our service offerings and capabilities

Renewed Industry Growth Consumer adoption of interactive channels continues to grow
Internet Influenced Spending
($ in billions)
         Purchased offline after online research     Purchased directly online
2001                     78.2                                   51.9
2002                    121.8                                   78.7
2003                    137.6                                   93.1

Source: The Dieringer Research Group

Renewed Industry Growth
Consumer adoption of broadband rapidly increasing

                  2000 2001 2002 2003 2004E 2005E 2006E 2007E 2008E 2009E
Total US Households  103.2 104.3 105.5 106.6 107.7 108.9 110.1 111.2 112.4 113.6
Internet Access
 (Dialup and Broadband)  59.2  63.5  67.2  68.0  72.1  74.3  77.1  80.2  83.7  87.2
Broadband Access       6.1  10.5  15.6  19.5  27.4  38.0  48.3  57.0  63.6  68.2
Source: Forrester Research, June 2004

Increase Business with Existing Customers

✓ = since 3/31/04

	PLAN	EXECUTE						OPTIMIZE
	Interactive Marketing Strategies & Planning	Web Site & Application Development	On-line Advertising	On-line Promo	Email Marketing	Search Marketing	Offline Direct Marketing	Data Analysis & Optimization
Delta	X	X	X	X	X	X	X	X
MICHELIN	X	X	X	✓	✓	✓		X
IBM	X	X				X		X
KRAFT	X	X	X	X	X			X
hp	✓	✓	X	✓	X	✓		✓
Sprint	X			X	X			X
Unilever	X	X	X	X	✓	✓		X
AOL	X	X	X	X	X	X		X
Marriott	X				X	X	X

The Delta Situation

o Core Modem Media client with 9 year history
o 24% of 2003 revenue, 22% of 1H 2004 revenue
o Strategic necessity to continue building their online presence and sales
o Likely revenue risk of about $1 million per quarter
o Receivable risk of $1.5 million to $2.5 million

Our GM Business

o Core Modem Media client for past 6 years
o 18% of 2003 revenue, 12% of 1H 2004 revenue
o Shift in spending from corporate to brand level and consolidation among agencies in North America
-- Modem Media is benefiting in Europe, Digitas has captured share in the U.S.
o Modem Media has replaced this business with growth from both new and existing clients
-- 1H 2004 revenues up 17%, ex-GM

New Client Pipeline Remains Strong

Q1: Five wins including BUPA, Spiegel, PricewaterhouseCoopers, Charles Schwab
Q2: Four wins including Cox Communications, Royal Caribbean Cruises, Dolby Laboratories
Q3: Three wins including Wyeth Consumer Healthcare, Alliance & Leicester
Three new clients added in 2004 have the potential to become million dollar-plus relationships

Expand Our Service Offerings and Capabilities Increased our search and database marketing capabilities, and expanded partnerships Impending Q4 merger with complementary agency, Digitas

Modem Media - Digitas Transaction

Transaction Terms Stock-for-stock transaction, .70 exchange ratio Expected closing Q4 2004 Subject to MMPT and DTAS shareholder approval No collar, break-up fee $7.9 million

Why?

o Increases scale
o Reduces client concentration
o Minimal client conflicts
o Expands analytics and database marketing capabilities
o Provides access to and best practices in offline marketing
o Deepens online direct response capabilities

Combined Clients
a = Modem Media b = Digitas c = Combined

[a] Alliance & Leicester    [c] Delta/Song                 [a] National Office Furniture
[a] Allianz                 [a] Dolby Laboratories         [b] OnStar
[b] Allstate                [b] FedEx                      [b] Pfizer
[b] American Express        [b] Gillette                   [a] Philips
[c] AOL                     [c] GM                         [a] PricewaterhouseCoopers
[a] Applied Biosystems      [a] Heineken                   [a] Royal Caribbean Cruises
[b] AT&T                    [a] HP                         [b] Saab
[b] AT&T Wireless           [a] IBM                        [b] Sony
[b] Best Buy                [b] Intercontinental Hotels    [a] Spiegel
[b] Brunswick Boat Group    [b] KitchenAid                 [a] Sprint
[a] BUPA                    [a] Kraft                      [a] The Home Depot
[c] Celebrity Cruises       [a] Marriott                   [b] The New York Times
[c] Charles Schwab          [a] Michelin                   [b] Time Warner Cable
[a] Cox Communications      [a] Microsoft                  [a] Unilever
[b] D&B                                                    [a] Wyeth Consumer Healthcare

The Result Accelerates Modem Media’s strategy to become a fully-integrated customer and data-driven marketer

Financial Overview

Summary Income Statement
|
                                  Year Ended                  6 Months Ended
                                December 31st                    June 30th
--------------------------------------------------------------------------------
($ in millions)             2001    2002   2003               2003     2004
--------------------------------------------------------------------------------
Revenue                      $96     $68    $60                $30      $31

Gross Profit                  43      33     31                 15       15
   % Margin                   44%     49%    51%                52%      47%

Restructuring and
  other, net                 (13)    (15)     1                  -        1

Income (Loss) from
  Continuing Operations       (4)     (5)     5                  2        3

EBITDA*                       12      11     12                  6        4
(excluding restructuring
 and other, net)
  % Margin                    13%     17%    20%                19%      14%
*Includes $0.4 million in transaction costs

EBITDA Calculation

                                  Year Ended             6 Months Ended
                                December 31st               June 30th
---------------------------------------------------------------------------
($ in millions)             2001    2002   2003          2003     2004
---------------------------------------------------------------------------
Operating Income            $(10)    $(9)   $10            $4       $4
                            ----    ----   ----          ----     ----
Depreciation
  and Amortization             6       5      3             2        1

Amortization of
  goodwill                     3      --     --            --       --

Restructuring and other
  charges, net                13      15     (1)           --       (1)
                            ----    ----   ----          ----     ----
EBITDA                       $12     $11    $12            $6       $4

Stabilized Revenue and Profitability Revenue (Continuing Operations) (in millions)
                     Revenue
2002         Q1      $18
             Q2      $18
             Q3      $17
             Q4      $15

2003         Q1      $14
             Q2      $15
             Q3      $14
             Q4      $16

2004         Q1      $15
             Q2      $16
             Q3E     16.5

               Earnings Per Share
             (Continuing Operations)

2003**       Q1      0.03
             Q2      0.07
             Q3      0.08*
             Q4      0.03*

2004         Q1      0.03
             Q2      0.07***
             Q3E     0.04***
* Q3 incl. positive restr. adj. of $0.02, and Q4 incl. unfavorable restr. adj. of $(0.01) and CentrPort inv. impairment of $(0.05) ** Full year equals $0.20, quarters do not add due to rounding *** Q2incl. positive restr. adj. of $0.02 and trans. cost of $(0.01); Q3 excl. trans. costs 2004 Guidance: Revenue $63 - $67 million, EPS $0.18 - $0.24

Solid Balance Sheet - Positioned for Growth o Cash balance of $62 million - $2.19 of cash per share
o Essentially no debt
o Total stockholders' equity of $108 million
o Deferred tax assets (incl. NOL) of $16.3 million

Cash and Marketable Securities (in millions)
                             2001                           2002                             2003                          2004
          ---------------------------------- ----------------------------------- ----------------------------------  --------------
              Q1      Q2       Q3      Q4        Q1      Q2        Q3      Q4         Q1      Q2       Q3     Q4       Q1      Q2
          ---------------------------------- ----------------------------------- ----------------------------------  --------------
Cash      $32.860  $36.450  $40.993  $40.995  $39.596  $48.689  $44.011  $49.312  $44.881  $50.304  $53.275  $56.00  $56.964 $62.00
                0        0        0        0        0        0        0        0
EBITDA (as
reported)     0.1     -5.5     -0.5      1.6      4.1     -8.2      3.8      1.5
EBITDA
(proforma)      3      2.2      1.9      4.4      2.6      2.5      3.2      1.5

Key Considerations o Multiple avenues for growth o Solid profitability o Transaction with Digitas accelerates strategy to become a fully-integrated customer and data-driven marketer

Forward-Looking Statements

This document contains forward-looking statements that involve risks, uncertainties and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. For example, statements regarding the acquisition of Modem Media by Digitas and the proposed date of the stockholders meetings are all forward-looking statements. Risks, uncertainties and assumptions include: possible adjournment or postponement of the stockholders meetings; failure to satisfy conditions to closing of the merger, including receipt of Digitas stockholder approval and Modem Media stockholder approval; the risk that the benefits of Digitas’ acquisition of Milton will not be achieved or will take longer than expected; and other risks that are described from time to time in Digitas’ and Modem Media’s Securities and Exchange Commission reports (including but not limited to Digitas’ Form 10-K for the fiscal year ended December 31, 2003, Modem Media’s Form 10-K for the fiscal year ended December 31, 2003 and subsequently filed reports). If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, Digitas’ or Modem Media’s results could differ materially from Digitas’ or Modem Media’s expectations in these statements. Digitas and Modem Media assume no obligation, and do not intend to update these forward-looking statements.

Additional Information and Where to Find It

Digitas has filed a joint proxy statement/prospectus with the SEC in connection with the proposed merger. Investors and security holders are urged to read the joint proxy statement/prospectus and any other relevant documents filed with the SEC because they will contain important information. Investors and security holders will be able to obtain these documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, documents filed with the SEC by Digitas are available free of charge by contacting Digitas Investors Relations, Digitas Inc., Prudential Tower, Boston, Massachusetts 02199, (617) 867-1000, and documents filed with the SEC by Modem Media are available free of charge by contacting Modem Media Investor Relations, 230 East Avenue, Norwalk, Connecticut 06855, (203) 299-7000.

Participants in Solicitation

Digitas and Modem Media, and their respective directors, executive officers and other possible employees and advisors, may be deemed to be participants in the solicitation of proxies from the stockholders of Digitas and Modem Media in connection with the merger and related items. Information regarding the directors and executive officers of Digitas and their ownership of Digitas shares is set forth in the proxy statement for Digitas’ 2004 annual meeting of shareholders. Information regarding the directors and executive officers of Modem Media and their ownership of Modem Media shares is set forth in the proxy statement for Modem Media’s 2004 annual meeting of shareholders. Investors may obtain additional information regarding the interests of those participants by reading the joint proxy statement/prospectus.